Exhibit 99.1
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FOR IMMEDIATE RELEASE


Contact:
Kelli Harrington Nemer                          Michael P. Binko, APR
Manager, Investor Relations                     Manager, Public Relations
703-904-4100, ext. 1245                         703-904-4285
harringtonk@psi.com                             binkom@psi.com
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PSINET ANNOUNCES INTENT TO CONDUCT RULE 144A OFFERING
Herndon, VA -- October 26, 1998 -- PSINet Inc. (NASDAQ: PSIX) announced that it is pursuing a placement of debt securities in accordance with Securities and Exchange Commission Rule 144A. The debt securities will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from the registration requirements.

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